Exhibit 99.3

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM SUCH REGISTRATION. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

STOCK PURCHASE WARRANT

Warrant No.:  2004-CC-

To Purchase [                    ] Shares of Common Stock of

ACT TELECONFERENCING, INC.

THIS CERTIFIES that, for value received, [                                                                      ] (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth in this Stock Purchase Warrant (the “Warrant”), at any time on or after September       , 2004 (the “Initial Exercise Date”) and on or prior to the close of business on the third anniversary of the Initial Exercise Date (such period referred to herein as the “Exercise Period”) but not thereafter, to subscribe for and purchase from ACT Teleconferencing, Inc., a corporation incorporated in the State of Colorado (the “Company”), up to [                    ] shares (the “Warrant Shares”) of Common Stock, no par value, of the Company (the “Common Stock”).  The purchase price of one share of Common Stock (the “Exercise Price”) under this Warrant shall be $[        ], subject to adjustment hereunder.  The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.  This Warrant is issued per the Stock and Warrant Purchase Agreement dated September       , 2004 (the “Purchase Agreement”).

1.                                      Title to Warrant

Prior to the end of the Exercise Period and subject to compliance with applicable laws and Section 7 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

2.                                      Authorization of Shares

The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3.                                      Exercise of Warrant

(a)                                  Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times during the Exercise Period by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank, the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased.  Certificates for shares purchased hereunder shall be delivered to the Holder within three (3) trading days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by surrender of the Warrant and payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid.  If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the third Trading Day following the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.  In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise by the third Trading Day after the Warrant Share Delivery Date, and if after such day the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(b)                                 If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(c)                                  The Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 3(a) or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder’s affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 3(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by Holder that the Company is not representing to Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and Holder is solely responsible for any schedules required to be filed in accordance therewith.  To the extent that the limitation contained in this Section 3(c) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.  For purposes of this Section 3(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of the Holder, the Company shall within two trading days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The provisions of this Section 3(c) may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Company, and the provisions of this Section 3(c) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

(d) If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering the resale of the Warrant Shares by the Holder at such time, this Warrant may also be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =        the closing price of the Common Stock on the Trading Day immediately preceding the date of such election;

(B) =          the Exercise Price of this Warrant, as adjusted; and

(X) =         the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

4.                                      No Fractional Shares or Scrip

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share, which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

5.                                      Charges, Taxes and Expenses

Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6.                                      Closing of Books

The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant.

7.                                      Transfer, Division and Combination

(a)                                  Subject to compliance with any applicable securities laws and the conditions set forth in Sections 1 and 7 hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)                                 This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)                                  The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

(d)                                 The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

8.                                      No Rights as Shareholder until Exercise

This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.  Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of the cashless exercise in Section 3(d) hereof), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

9.                                      Loss, Theft, Destruction or Mutilation of Warrant

The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

10.                               Saturdays, Sundays, Holidays, etc.

If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

11.                               Adjustments of Exercise Price and Number of Warrant Shares

(a)                                  Stock Dividends, etc.  The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.  In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof.  Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)                                 Antidilution Adjustments. In order to prevent dilution of the exercise rights of the Warrants, the Exercise Price shall be subject to adjustment from time to time pursuant to this Section 11(b).

Whenever, on or after the date of this Warrant, the Company issues or transfers any shares of its Common Stock or issues rights, warrants, options, or securities or debt convertible, exercisable, or exchangeable for shares of its Common Stock (collectively, the “New Issue”) for a consideration per share less than the Exercise Price in effect immediately prior to such New Issue (the “New Issue Price”), then:

(i)                                     As to a New Issue closed during the one (1) year period ending at midnight Denver time on the first anniversary of the Initial Exercise Date, the Exercise Price then in effect shall, immediately on the date of the New Issue, be reduced to equal the New Issue Price; and

(ii)                                  As to a New Issue closed during the remainder of the Exercise Period following the first anniversary of the Initial Exercise Date, then immediately on the date of such New Issue, the Exercise Price shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the New Issue plus the number of shares of Common Stock which the aggregate of cash consideration for the New Issue would purchase at the

Exercise Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the New Issue plus the number of additional shares of Common Stock sold in the New Issue. Notwithstanding the foregoing, under no circumstances shall the Exercise price ever be increased.

Upon any adjustment of the Exercise Price pursuant to this Section 11(b), the number of Warrant Shares shall be adjusted by multiplying the number of Warrant Shares immediately prior to the New Issue by a fraction (i) the numerator of which shall be the Exercise Price in effect immediately prior to the New Issue and (ii) the denominator of which shall be the Exercise Price as adjusted immediately after the New Issue.

In order to ensure compliance with Nasdaq limitations on the number of securities issued in a transaction or series of related transactions, specifically including securities issued in, or potentially issuable as a result of, the transaction that closed on the Initial Exercise Date, the maximum aggregate number of shares resulting or potentially resulting from the adjustment in this Section 11(b) shall be equal to 19.99 per cent of the number of shares of the Company’s Common Stock outstanding at the close of business on the last business day preceding the Initial Exercise Date (the “Issuable Maximum”).

The adjustments provided in this Section 11(b) shall not be triggered by grants of restricted stock to officers or directors made with the approval of the Board of Directors; to the grant of options, or the sale of shares pursuant to the exercise of such options, under the Company’s current or future option plans for the benefit of officers, directors, employees, and consultants; or to the purchase of shares of Common Stock pursuant to warrants or rights granted by the Company prior to the issuance of this Warrant.

(c)                                  The Issuable Maximum includes the original issue of an aggregate of                  Shares on or about the Initial Exercise Date,                  Warrant Shares underlying this Warrant, Shares or Warrant Shares issued to or potentially issuable to investors in the same private offering that may have a different issue date or exercise date, and any placement agent warrants issued in conjunction with this or related transactions, plus any Shares, Warrants, or Warrant Shares to which the Holder may be entitled as the result of adjustments required by the antidilution provisions of section 11(b).  If the Holder no longer holds Warrants due to the exercise or cancellation of its Warrants, then such Holder’s remaining portion of the Issuable Maximum shall be allocated pro-rata among the remaining Holders of the Warrants, if any.  If on any date of exercise:  (A) the aggregate number of shares of Common Stock that would then be issuable upon exercise in full of this Warrant would exceed the Issuable Maximum, and (B) the Company shall not have previously obtained the vote of shareholders (the “Shareholder Approval”), if any, as may be permitted or required by the applicable rules and regulations of the Nasdaq National Market (or any successor entity) applicable to approve the issuance of shares of Common Stock in excess of the Issuable Maximum pursuant to the terms hereof, then the Company shall issue to the Holder and other Holders in the aggregate, on a pro rata basis, the number of shares of Common Stock that is equal to the Issuable Maximum and, with respect to the remainder of the Warrant Shares then issuable under the Warrant for which an exercise in accordance with the applicable exercise price would result in an issuance of shares of Common Stock in excess of the Issuable Maximum (the “Excess Warrant

Shares”), the Holder shall have the option to require the Company to use its best efforts to obtain the Shareholder Approval applicable to such issuance as soon as is possible, if permitted by the applicable rules and regulations of the Nasdaq National Market (or any successor entity), but in any event not later than the 90th day after such request.  The Company and the Holder understand and agree that shares of Common Stock issued to and then held by the Holder as a result of exercise of this Warrant shall not be entitled to cast votes on any resolution to obtain Shareholder Approval pursuant hereto.  If the Company shall succeed in obtaining the Shareholder Approval, the Excess Warrant Shares shall again become fully exercisable by the Holder.

12.                               Effect of Reorganization

(a)                                  Reorganization.  Upon a merger, consolidation, acquisition of all or substantially all of the property or stock, liquidation or other reorganization of the Company (collectively, a “Reorganization”) during the Exercise Period, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for their shares of Common Stock, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of securities of the successor corporation resulting from such Reorganization (and cash and other property), to which a holder of the Warrant Shares issuable upon exercise of this Warrant would have been entitled in such Reorganization if this Warrant had been exercised immediately prior to such Reorganization.  In any such case, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the Reorganization to the end that the provisions of this Warrant (including adjustments of the Exercise Price and the number and type of securities purchasable pursuant to the terms of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares deliverable after that event upon the exercise of this Warrant.

13.                               Voluntary Adjustment by the Company

The Company may at any time during the Exercise Period reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

14.                               Notice of Adjustment

Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.  Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

15.                               Notice of Corporate Action

If at any time:

(a)                                  the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right; or

(b)                                 there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c)                                  there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder:

(i)                                     at least 20 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and

(ii)                                  in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause also shall specify

(A)                              the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and

(B)                                the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up.  Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 18(d).

16.                               Authorized Shares

The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

The Company will

(a)                                  not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value;

(b)                                 take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant; and

(c)                                  use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

17.                               Registration Rights

The Holder will be entitled to the registration rights for resale of the Warrant Shares as set forth in Annex I to the Purchase Agreement.

18.                               Miscellaneous

(a)                                  Jurisdiction.  This Warrant shall constitute a contract under the laws of Colorado without regard to its conflict of law, principles or rules.

(b)                                 Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c)                                  Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be

(i)                                     hand delivered;

(ii)                                  deposited in the mail, registered or certified, return receipt requested, postage prepaid;

(iii)                               delivered by reputable air courier service with charges prepaid; or

(iv)                              transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.

Any notice or other communication required or permitted to be given hereunder shall be deemed effective

(i)                                     upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or

(ii)                                  on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or

(iii)                               upon actual receipt of such mailing, if mailed.  The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Shares issued pursuant thereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Company maintained for such purposes, or with respect to the Company, to the address provided on the signature page hereof.  Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

(d)                                 Limitation of Liability.  No provision hereof, in the absence of affirmative action by Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(e)                                  Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(f)                                    Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(g)                                 Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(h)                                 Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

*************

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated September    , 2004

ACT TELECONFERENCING, INC.

By:
Its:

1526 Cole Boulevard, Suite 250
Golden, CO 80401

NOTICE OF EXERCISE

To:                              ACT Teleconferencing, Inc.

(1) (1) The undersigned hereby elects to purchase                  Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 3(d), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 3(d), if applicable.

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following:

[PURCHASER]

By:
Name:
Title:

Dated:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

                                                                                               whose address is                                                                                                                 .

                                                                                                                              .

Dated:                              ,

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.